Exhibit 99.1

Cutera, Inc. Announces Fourth Quarter and Full-Year 2019 Financial Results

Strong fourth quarter results conclude year of balanced growth and expanding margins

BRISBANE, California, February 26, 2020 ─ Cutera, Inc. (NASDAQ: CUTR) (“Cutera” or the “Company”), a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide, today reported financial results for the fourth quarter and full year ended December 31, 2019.

Fourth Quarter 2019 Financial and Operational Highlights

●	Revenue was $51.8 million, an increase of 14% over the prior-year period, driven by:
o	truSculpt portfolio revenue growth of 52%
o	Recurring revenue growth of 28%, and
o	International revenue growth of 19%.
●	Gross Margin was 56%, compared to 41% in the prior-year period, driven by commercial discipline, favorable product mix and period cost improvements.
●	Net loss was $2.1 million, or $0.15 per fully diluted share, as compared to a net loss of $26.3 million, or $1.89 per fully diluted share, in the prior-year period.

Full-Year 2019 Financial and Operational Highlights

●	Revenue was $181.7 million, an increase of 12% over the prior-year period, driven by:
o	truSculpt portfolio revenue growth of 44%
o	Recurring revenue growth of 37%, and
o	International revenue growth of 24%.
●	Gross Margin was 54%, compared to 49% in the prior-year period, driven by commercial pricing discipline, favorable product mix and other cost of sales expense reductions.
●	Net loss was $12.3 million, or $0.88 per fully diluted share, as compared to a net loss of $30.8 million, or $2.23 per fully diluted share, in the prior-year period.

“Our strong fourth quarter results reflect the entire organization’s commitment to the execution of our commercial and operational initiatives,” commented Dave Mowry, Chief Executive Officer. “The Cutera team delivered solid results across multiple commercial segments, with particular strength in our Body Sculpting franchise, the International business, and recurring revenue, which saw continued expansion during the fourth quarter. Additionally, the team has established a strong foundation for sustained gross margin expansion and improved profitability moving forward. As we move into 2020, we look to build upon the solid momentum created in 2019 with focus, energy, and a commitment to excellence.”

2020 Financial Outlook

●	Full-year 2020 revenue is expected in the range of $194 million to $200 million, an increase of 7% to 10% over 2019.
●	Full-year 2020 non-GAAP* gross margin is expected to improve over the-full year 2019 non-GAAP gross margin.
●	Full-year 2020 adjusted EBITDA* is expected in the range of $6 million to $7 million.

Conference Call

The Company’s management will host a conference call to discuss these results and related matters today at 1:30 p.m. PT (4:30 p.m. ET). Participating on the call will be Dave Mowry, Chief Executive Officer, Jason Richey, President, and Fuad Ahmad, Interim Chief Financial Officer.

To participate in the conference call, dial 1-877-705-6003 (domestic) or +1 201-493-6725 (international) and refer to the Conference Code: 13699205.

The call will also be webcast and can be accessed from the Investor Relations section of Cutera’s website at http://www.cutera.com/. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

About Cutera, Inc.

Brisbane, California-based Cutera is a leading provider of laser and other energy-based aesthetic systems for practitioners worldwide. Since 1998, Cutera has developed innovative, easy-to-use products that enable physicians and other qualified practitioners to offer safe and effective aesthetic treatments to their patients. For more information, call 1-888-4CUTERA or visit www.cutera.com.

Cutera, Inc.

Anne Werdan

Director, Investor Relations

415-657-5500

awerdan@cutera.com

*Use of Non-GAAP Financial Measures

In this press release, in order to supplement the Company’s condensed consolidated financial statements presented in accordance with Generally Accepted Accounting Principles, or GAAP, management has disclosed certain non-GAAP financial measures for the statement of operations and net income (loss) per diluted share. Non-GAAP adjustments include stock-based compensation, depreciation, amortization, executive separation costs, customer relationship management (“CRM”) and enterprise resource planning (“ERP”) system implementation costs, as well as the net tax impact of excluding these items. From time to time in the future, there may be other items that we may exclude if the Company believes that doing so is consistent with the goal of providing useful information to investors and management. The Company has provided a reconciliation of each non-GAAP financial measure used in this earnings release to the most directly comparable GAAP financial measure. The Company has not provided a reconciliation of non-GAAP guidance measures to the corresponding GAAP measures on a forward-looking basis due to the potential significant variability, limited visibility, unpredictability, or unique non-recurring nature of the items. Forward-looking non-GAAP measures include adjusted EBITDA. The Company defines adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, stock-based compensation, executive separation costs, and charges related to CRM and ERP software implementation costs.

Company management uses these measurements as aids in monitoring the Company’s ongoing financial performance from quarter to quarter, and year to year, on a regular basis and for benchmarking against other similar companies. Non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. These non-GAAP financial measures should be considered along with, but not as alternatives to, the operating performance measure as prescribed by GAAP. Non-GAAP financial measures for the statement of operations and net income per diluted share exclude the following:

Non-cash expenses for stock-based compensation. The Company has excluded the effect of stock-based compensation expenses in calculating its non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to its employees, the Company continues to evaluate its business performance excluding stock-based compensation expenses. The Company records stock-based compensation expense related to grants of options, employee stock purchase plan, and performance and restricted stock. Depending upon the size, timing and the terms of the grants, this expense may vary significantly but will recur in future periods. The Company believes that excluding stock-based compensation better allows for comparisons to its peer companies;

Depreciation and amortization. The Company has excluded depreciation and amortization expense in calculating its non-GAAP operating expenses and net income measures. Depreciation and amortization are non-cash charges to current operations;

Executive separation. We have excluded costs associated with the resignation of our former Chief Executive Officer in calculating our non-GAAP operating expenses and net income measures. We exclude these non-recurring separation costs because we believe that these items do not reflect future operating expenses;

Customer Relationship Management. We have excluded CRM system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new CRM solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance; and

Enterprise Resource Planning. We have excluded ERP system costs related to direct and incremental costs incurred in connection with our multi-phase implementation of a new ERP solution and the related technology infrastructure costs. We exclude these costs because we believe that these items do not reflect future operating expenses and will be inconsistent in amounts and frequency making it difficult to contribute to a meaningful evaluation of our operating performance.

The Company believes that excluding all of the items above allows users of its financial statements to better review and assess both current and historical results of operations.

Safe Harbor Statement

Certain statements in this press release, other than purely historical information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These statements include, but are not limited to, Cutera’s plans, objectives, strategies, financial performance and outlook, CFO and other senior leadership searches, product launches and performance, trends, prospects or future events and involve known and unknown risks that are difficult to predict. As a result, the Company’s actual financial results, performance, achievements or prospects may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “seek,” “guidance,” “predict,” “potential,” “likely,” “believe,” “will,” “should,” “expect,” “anticipate,” “estimate,” “plan,” “intend,” “forecast,” “foresee” or variations of these terms and similar expressions, or the negative of these terms or similar expressions. Forward-looking statements are based on management's current, preliminary expectations and are subject to risks and uncertainties, which may cause Cutera's actual results to differ materially from the statements contained herein. These statements are not guarantees of future performance, and stockholders should not place undue reliance on forward-looking statements. There are a number of risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause its actual results to differ materially from the forward-looking statements contained in this press release, including those described in the “Risk Factors” section of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, the Registration Statement on Form S-,8 and other documents filed from time to time with the United States Securities and Exchange Commission by Cutera.

All information in this press release is as of the date of its release. Accordingly, undue reliance should not be placed on forward-looking statements. Cutera undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made, or to reflect the occurrence of unanticipated events. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements. Cutera's financial performance for the fourth quarter and full year ended December 31, 2019, as discussed in this release, is preliminary and unaudited, and subject to adjustment.

CUTERA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31,	September 30,	December 31,
	2019	2019	2018(1)(2)
Assets
Current assets:
Cash and cash equivalents	$26,316	$22,879	$26,052
Marketable investments	7,605	6,448	9,523
Accounts receivable, net	21,556	23,222	19,637
Inventories	33,921	34,042	28,014
Other current assets and prepaid expenses	5,648	5,334	3,972
Total current assets	95,046	91,925	87,198

Property and equipment, net	2,817	2,771	2,672
Deferred tax asset	423	459	457
Goodwill	1,339	1,339	1,339
Operating lease right-of-use assets	7,702	8,332	-
Other long-term assets	6,411	6,410	5,971
Total assets	$113,738	$111,236	$97,637

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$12,685	$14,140	$11,279
Accrued liabilities	30,307	28,096	23,300
Operating leases liabilities	24	634	-
Extended warranty liabilities	1,999	2,232	3,159
Deferred revenue	10,831	10,164	9,882
Total current liabilities	55,846	55,266	47,620

Deferred revenue, net of current portion	3,391	3,309	2,684
Income tax liability	93	93	394
Operating lease liabilities, net of current portion	7,888	7,888	-
Other long-term liabilities	578	690	553
Total liabilities	67,796	67,246	51,251

Stockholders’ equity:
Common stock	14	14	14
Additional paid-in capital	82,346	78,305	70,451
Accumulated deficit	(36,358)	(34,270)	(24,010)
Accumulated other comprehensive loss	(60)	(59)	(69)
Total stockholders' equity	45,942	43,990	46,386
Total liabilities and stockholders' equity	$113,738	$111,236	$97,637

(1) As of January 1, 2019, the Company adopted the requirements of ASC 842 Leases using the modified retrospective method, and as a result, there is a lack of comparability to the prior periods presented.

(2) As of April 1, 2019, the Company adopted the requirements of ASU 2018-15 Intangible - Goodwill and Other - Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract on a prospective basis, and as a result, there is a lack of comparability to the prior periods presented.

CUTERA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018

Products	$45,593	39,946	158,638	142,535
Service	6,202	5,523	23,074	20,185
Total net revenue	51,795	45,469	181,712	162,720

Products	18,415	19,967	64,693	66,843
Service	4,590	6,716	18,856	15,495
Total cost of revenue	23,005	26,683	83,549	82,338
Gross profit	28,790	18,786	98,163	80,382
Gross margin %	56%	41%	54%	49%

Operating expenses:
Sales and marketing	20,323	15,318	71,109	58,420
Research and development	4,463	3,464	15,085	14,359
General and administrative	5,933	5,494	24,033	20,995
Total operating expenses	30,719	24,276	110,227	93,774
Loss from operations	(1,929)	(5,490)	(12,064)	(13,392)
Interest and other expense, net	(20)	(44)	(199)	(123)
Loss before income taxes	(1,949)	(5,534)	(12,263)	(13,515)
Income tax expense (benefit)	139	20,759	85	17,255
Net loss	(2,088)	(26,293)	(12,348)	(30,770)

Net loss per share:
Basic	(0.15)	(1.89)	(0.88)	(2.23)
Diluted	(0.15)	(1.89)	(0.88)	(2.23)

Weighted-average number of shares used in per share calculations:
Basic	14,261	13,932	14,096	13,771
Diluted	14,261	13,932	14,096	13,771

CUTERA, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS

(in thousands, except percentage data)

(unaudited)

	Three Months Ended		% Change	Twelve Months Ended		% Change
	December 31,	December 31,	2019 Vs	December 31,	December 31,	2019 Vs
	2019	2018	2018	2019	2018	2018
Revenue By Geography:
United States	$31,271	$28,265	+11%	$106,243	$101,862	+4%
International	20,524	17,204	+19%	75,469	60,858	+24%
Total Net Revenue	$51,795	$45,469	+14%	$181,712	$162,720	+12%
International as a percentage of total revenue	40%	38%		42%	37%

Revenue By Product Category:
Systems
- North America	$28,526	$26,519	+8%	$96,718	$93,977	+3%
- Rest of World	12,246	10,349	+18%	43,760	38,618	+13%
Total Systems	40,772	36,868	+11%	140,478	132,595	+6%
Consumables	2,539	1,281	+98%	9,648	4,162	+132%
Skincare	2,282	1,797	+27%	8,512	5,778	+47%
Total Products	45,593	39,946	+14%	158,638	142,535	+11%

Service	6,202	5,523	+12%	23,074	20,185	+14%
Total Net Revenue	$51,795	$45,469	+14%	$181,712	$162,720	+12%

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Pre-tax Stock-Based Compensation Expense:
Cost of revenue	$469	$167	$1,572	$743
Sales and marketing	1,430	360	4,510	2,105
Research and development	460	208	1,536	824
General and administrative	469	897	2,214	3484
	$2,828	$1,632	$9,832	$7,156

CUTERA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
Cash flows from operating activities:
Net loss	$(2,088)	$(26,293)	$(12,348)	$(30,770)
Adjustments to reconcile net loss to net cash used in operating activities:
Stock-based compensation	2,828	1,632	9,832	7,156
Depreciation of tangible assets	364	360	1,548	1,209
Amortization of contract acquisition costs	746	530	2,915	1,834
Change in deferred tax asset	36	20,945	34	17,438
Provision for doubtful accounts receivable	(57)	380	590	1,257
Other	72	26	127	241
Changes in assets and liabilities:
Accounts receivable	1,723	5,427	(2,509)	(117)
Inventories	121	3,308	(5,907)	768
Other current assets and prepaid expenses	(339)	(273)	(1,762)	(1,070)
Other long-term assets	(747)	(453)	(3,355)	(2,754)
Accounts payable	(1,455)	(2,042)	1,406	4,277
Accrued liabilities	2,257	396	7,157	(3,781)
Extended warranty liabilities	(233)	3,159	(1,160)	3,159
Other long-term liabilities	-	35	(140)	140
Deferred revenue	749	1,247	1,656	1,305
Income tax liability	-	42	(301)	15
Net cash provided by (used in) operating activities	3,977	8,426	(2,217)	307

Cash flows from investing activities:
Acquisition of property, equipment and software	(467)	(274)	(991)	(1,488)
Disposal of property and equipment	-	-	45	41
Proceeds from sales of marketable investments	-	-	-	13,044
Proceeds from maturities of marketable investments	3,250	2,000	14,700	10,050
Purchase of marketable investments	(4,383)	(6,484)	(12,687)	(10,874)
Net cash provided by (used in) investing activities	(1,600)	(4,758)	1,067	10,773

Cash flows from financing activities:
Proceeds from exercise of stock options and employee stock purchase plan	1,294	796	2,894	4,399
Taxes paid related to net share settlement of equity awards	(81)	(157)	(831)	(3,128)
Payments on finance lease obligations	(153)	(121)	(649)	(483)
Net cash provided by financing activities	1,060	518	1,414	788

Net increase in cash and cash equivalents	3,437	4,186	264	11,868
Cash and cash equivalents at beginning of period	22,879	21,866	26,052	14,184
Cash and cash equivalents at end of period	$26,316	$26,052	$26,316	$26,052

CUTERA, INC.

RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Three Months Ended December 31, 2019						Three Months Ended December 31, 2018
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Taxes and Other Adjustments	Non-GAAP	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Taxes and Other Adjustments	Non-GAAP

Net revenue	$51,795	-	-	-	-	$51,795	$45,469	-	-	-	-	$45,469
Cost of revenue	23,005	(136)	(469)	-	-	22,400	26,683	(94)	(167)	-	(4,956)	21,466
Gross profit	28,790	136	469	-	-	29,395	18,786	94	167	-	4,956	24,003
Gross margin %	56%					57%	41%					53%

Operating expenses:
Sales and marketing	20,323	(910)	(1,430)	(124)	-	17,859	15,318	(692)	(360)	-	-	14,266
Research and development	4,463	(35)	(460)	-	-	3,968	3,464	(23)	(208)	-	-	3,233
General and administrative	5,933	(29)	(469)	41	-	5,476	5,494	(81)	(897)	(216)	-	4,300
Total operating expenses	30,719	(974)	(2,359)	(83)	-	27,303	24,276	(796)	(1,465)	(216)	-	21,799
Income (loss) from operations	(1,929)	1,110	2,828	83	-	2,092	(5,490)	890	1,632	216	4,956	2,204
Interest and other expense, net	(20)	-	-	-	-	(20)	(44)	-	-	-	-	(44)
Income (loss) before income taxes	(1,949)	1,110	2,828	83	-	2,072	(5,534)	890	1,632	216	4,956	2,160
Provision (benefit) for income taxes	139	-	-	-	(201)	(62)	20,759	-	-	-	(17,037)	3,722
Net income (loss)	$(2,088)	1,110	2,828	83	201	$2,134	$(26,293)	890	1,632	216	21,993	$(1,562)

Net income (loss) per share:
Basic	$(0.15)					$0.15	$(1.89)					$(0.11)
Diluted	$(0.15)					$0.14	$(1.89)					$(0.11)

Weighted-average number of shares used in per share calculations:
Basic	14,261					14,261	13,932					13,932
Diluted	14,261					14,904	13,932					13,932

Operating expenses as a % of net revenue	GAAP	Non-GAAP	GAAP	Non-GAAP
Sales and marketing	39.2%	34.5%	33.7%	31.4%
Research and development	8.6%	7.7%	7.6%	7.1%
General and administrative	11.5%	10.6%	12.1%	9.5%
	59.3%	52.7%	53.4%	47.9%

CUTERA, INC.

RECONCILIATION OF GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

TO  NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data)

(unaudited)

	Twelve Months Ended December 31, 2019							Twelve Months Ended December 31, 2018
	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Taxes and Other Adjustments		Non-GAAP	GAAP	Depreciation and Amortization	Stock-Based Compensation	CRM and ERP Implementation	Taxes and Other Adjustments	Non-GAAP

Net revenue	$181,712	-	-	-	-		$181,712	$162,720	-	-	-	-	$162,720
Cost of revenue	83,549	(522)	(1,572)	-	-		81,455	82,338	(319)	(743)	-	(4,956)	76,320
Gross profit	98,163	522	1,572	-	-		100,257	80,382	319	743	-	4,956	86,400
Gross margin %	54%						55%	49%					53%

Operating expenses:
Sales and marketing	71,109	(3,627)	(4,510)	(325)	-		62,647	58,420	(2,458)	(2,104)	-	-	53,858
Research and development	15,085	(109)	(1,536)	-	-		13,440	14,359	(74)	(825)	-	-	13,460
General and administrative	24,033	(205)	(2,214)	(1,089)	(614	)(a)	19,911	20,995	(192)	(3,484)	(216)	-	17,103
Total operating expenses	110,227	(3,941)	(8,260)	(1,414)	(614)		95,998	93,774	(2,724)	(6,413)	(216)	-	84,421
Income (loss) from operations	(12,064)	4,463	9,832	1,414	614		4,259	(13,392)	3,043	7,156	216	4,956	1,979
Interest and other expense, net	(199)	-	-	-	-		(199)	(123)	-	-	-	-	(123)
Income (loss) before income taxes	(12,263)	4,463	9,832	1,414	614		4,060	(13,515)	3,043	7,156	216	4,956	1,856
Provision (benefit) for income taxes	85	-	-	-	87		172	17,255	-	-	-	(16,906)	349
Net income (loss)	$(12,348)	4,463	9,832	1,414	527		$3,888	$(30,770)	3,043	7,156	216	21,862	$1,507

Net income (loss) per share:
Basic	$(0.88)						$0.28	$(2.23)					$0.11
Diluted	$(0.88)						$0.27	$(2.23)					$0.11

Weighted-average number of shares used in per share calculations:
Basic	14,096						14,096	13,771					13,771
Diluted	14,096						14,512	13,771					14,305

a) Other adjustment of $614 related to Executive separation costs.

Operating expenses as a % of net revenue	GAAP	Non-GAAP	GAAP	Non-GAAP
Sales and marketing	39.1%	34.5%	35.9%	33.1%
Research and development	8.3%	7.4%	8.8%	8.3%
General and administrative	13.2%	11.0%	12.9%	10.5%
	60.7%	52.8%	57.6%	51.9%

CUTERA, INC.

RECONCILIATION OF LOSS TO ADJUSTED EBITDA

(in thousands)

(unaudited)

	Three Months Ended	Twelve Months Ended
	December 31, 2019

Net loss	$(2,088)	$(12,348)
Adjustments:
Stock-based compensation	2,828	9,832
Depreciation and amortization	1,110	4,463
CRM and ERP implementation costs	83	1,414
Other adjustments	-	614	(a)
Interest and other expense, net	20	199
Provision (benefit) for income taxes	139	85
Total adjustments	$4,180	$16,607

Adjusted EBITDA	$2,092	$4,259

a)  Other adjustment of $614 related to Executive separation costs.